Significant Accounting Policies (Schedule Of Warranty Liability) (Details) (USD $)	12 Months Ended
	Dec. 31, 2013		Dec. 31, 2012
Movement in Standard Product Warranty Accrual [Roll Forward]
Balance, at January 1	$ 189,713,000		$ 176,831,000
Warranties issued during the year	75,782,000		81,952,000
Reduction due to warranties forfeited or claimed during the year	(86,418,000)	[1]	(69,070,000)	[1]
Balance, at December 31	179,077,000		189,713,000
Cost Of Revenues
Standard Product Warranty [Line Items]
Decrease in warranty reserve	$ (16,000,000)	[1]

[1]	In 2013 the Company recognized in CORS, income of approximately $16 million as a result of the elimination of a reserve for warranty obligation that was originally recorded in connection with an acquisition of a company in 2010. This warranty obligation, which related to a project delivered to a foreign customer, reached its statute of limitations in the foreign customer's country.